Debtor:  Bank of New England Corporation
Case No: 91-10126
Trustee: Ben Branch


             STATEMENT OF CASH ON HAND
            AND SHORT-TERM  INVESTMENTS
                   JUNE 30,02009


Citizens Bank of Massachusetts
   checking account  #110790-092-9             $1,837.63


Citizens Bank of Massachusetts Series Government Fund
     (a mutual fund)                           23,159.07

Short-term investments
    (see attached schedule)                101,056,898.93


Total Cash on hand and short-term investmen101,081,895.63